Exhibit 99.1

Customers Bancorp
1015 Penn Avenue
Wyomissing, PA 19610

Contacts:
Jay Sidhu, Chairman & CEO 610-935-8693
Richard Ehst, President & COO 610-917-3263
Investor Contacts:
Robert Wahlman, CFO 610-743-8074
Bob Ramsey, Director of Investor Relations and Strategic Planning 484-926-7118

Customers Provides Updates to Planned
BankMobile Spin-Off and Merger

On Target to End 2017 below $10 Billion with
all capital Ratios Up 50+ bps From Q3

Wyomissing, PA – November 20, 2017 –Customers Bancorp, Inc. (NYSE: CUBI), the parent company of Customers Bank (collectively, "Customers") provided updates on its planned spin-off and merger of its BankMobile business and progress at the core bank.  Additionally, this morning Customers disclosed the execution of the definitive agreement relating to the spin-off and merger with Flagship Community Bank ("Flagship") in a Form 8-K filing with the SEC.  The spin-off and merger are currently expected to close in mid-2018.  Customers expects that Flagship could raise capital in an IPO transaction in the first half of 2018.  Compared to a private placement, an IPO structure would offer investors greater transparency with a publicly filed registration statement, reduces execution risk, and likely narrows the window of time for investors between committing capital and owning an exchange traded security.  After closing, Customers Bancorp shareholders are expected to own over 50% of outstanding shares in BankMobile/Flagship.
Customers also commented that it is already operating with approximately $10 billion in total assets, on track with its plans.  Customers expects December 31, 2017 total assets to be below $10 billion, allowing the company to strengthen its capital ratios, and continue to qualify as a small issuer of debit cards and maintain our current interchange revenues through June 30, 2019.  "We expect that the reduction in assets, coupled with retained earnings should result in a sequential increase of at least 50 basis points in all capital ratios during the fourth quarter, making our capital ratios much stronger; however, we expect that the temporary reduction in assets will have a short-term adverse effect on Q4 earnings" commented Jay Sidhu, Chairman and CEO of Customers Bancorp, Inc.

 "We are excited about our plans to separate BankMobile from Customers Bank, enabling both companies to maximize their stand-alone profitability and shareholder value creation.  For Customers, completion of this separation will mean a resumption of responsible balance sheet growth in 2018, and for BankMobile it means significant growth in business through a new white label partner and the preservation of interchange income as well as enhanced spread income opportunities.  As excited as we are about spinning off BankMobile, we are focused on our core banking franchise.  Our priorities for Customers Bank include maintaining strong capital and liquidity ratios, further building core deposit funding, tempering our asset growth, while strengthening the balance sheet, with a goal of growing EPS to approximately $4 over the next 4 years. We are also encouraged by the recent passage of tax legislation in the House of Representatives.  We currently have an effective tax rate around 37% and we estimate that tax reform, if signed into law, could boost our earnings by 18% to 24%" concluded Sidhu.
Institutional Background
Customers Bancorp, Inc. is a bank holding company located in Wyomissing, Pennsylvania engaged in banking and related business through its bank subsidiary, Customers Bank.  Customers Bank is a community-based, full-service bank with assets of approximately $10.5 billion at Sept 30, 2017 that was named by Forbes magazine as the 35th Best Bank in America (there are over 6,200 banks in the United States).  A member of the Federal Reserve System with deposits insured by the Federal Deposit Insurance Corporation, Customers Bank is an equal opportunity lender that provides a range of banking services to small and medium-sized businesses, professionals, individuals and families through offices in Pennsylvania, New York, Rhode Island, Massachusetts, New Hampshire and New Jersey.  Committed to fostering customer loyalty, Customers Bank uses a High Tech/High Touch strategy that includes use of industry-leading technology to provide customers better access to their money, as well as Concierge Banking® by appointment at customers' homes or offices 12 hours a day, seven days a week. Customers Bank offers a continually expanding portfolio of loans to small businesses, multi-family projects, mortgage companies and consumers.
Customers Bancorp, Inc.'s voting common shares are listed on the New York Stock Exchange under the symbol CUBI.  Additional information about Customers Bancorp, Inc. can be found on the Company's website, www.customersbank.com.

"Safe Harbor" Statement
In addition to historical information, this press release may contain "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.'s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words "may," "could," "should," "pro forma," "looking forward," "would," "believe," "expect," "anticipate," "estimate," "intend," "plan," or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.'s control). Numerous competitive, economic, regulatory, legal and technological factors, among others, could cause Customers Bancorp, Inc.'s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. In addition, important factors relating to the acquisition of the Disbursements business, the combination of Customers' BankMobile business with the acquired Disbursements business, the implementation of Customers Bancorp, Inc.'s strategy regarding BankMobile, the possibility of events, changes or other circumstances occurring or existing that could result in the planned spin-off and merger of BankMobile not being completed, the possibility that the planned spin-off and merger of BankMobile may be more expensive to complete than anticipated, the possibility that the expected benefits of the planned transactions to Customers and its shareholders may not be achieved, the possibility of Customers incurring liabilities relating to the disposition of BankMobile, the possible effects on Customers' results of operations if the planned spin-off and merger of BankMobile are not completed in a timely fashion or at all, or that Customers' assets which are now in excess of $10 billion are not reduced to below $10 billion as of December 31, 2017 also could cause Customers Bancorp's actual results to differ from those in the forward-looking statements.  Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events.   All forward-looking statements and information set forth herein are based on management's current beliefs and assumptions as of the date hereof and speak only as of the date they are made.  For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.'s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2016, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Customers Bancorp, Inc. does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank.